UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2013

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX	75013
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (972) 881-2900

N/A

(Former name or former address, if changed since last report.)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders

See Item 5.03 below incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the Company’s Annual Meeting of Stockholders:

(a) the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”) to provide for the elimination of the classification of the Board of Directors over a three-year period. The Amendment became effective upon filing with the Secretary of State of Delaware on July 16, 2013. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The amendment to the Bylaws became effective upon the filing of the Amendment with the Secretary of State of Delaware on July 16, 2013. A copy of the amendment to the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference

(b) the Company’s stockholders approved an amendment to the Company’s Bylaws, which will be effective for the 2014 Annual Meeting of Stockholders, to provide for a majority vote standard in uncontested elections of directors. A copy of the amendment to the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on July 16, 2013. Matters submitted to shareholders at the Annual Meeting and voting results were as follows:

Item 1 – Approval of Amendment of Amended and Restated Certificate of Incorporation and Bylaws to Declassify the Board of Directors. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation and Bylaws to declassify the Board of Directors over a three year period, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
12,268,047	171,430	2,911	2,503,405

Item 2 – Election of Directors. The Company’s stockholders elected the two director nominees listed below for a one-year term expiring in 2014, based upon the following voting results:

Nominee	For	Withheld
Dr. Neil Jacobs	8,264,258	4,178,130
Benjamin Rosenzweig	12,202,684	239,704

Item 3 –Approval of Amendment of Amended and Restated Bylaws. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Bylaws to provide for a majority vote standard in uncontested elections of directors, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
12,263,590	171,538	7,260	2,503,405

Item 4 – Advisory Vote to Approve Executive Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
12,229,297	185,621	27,470	2,503,405

Item 5 – Advisory Vote to Approve Frequency of Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, and the Company adopted, one year as the frequency of the advisory votes on compensation of the Company’s named executive officers, based upon the following voting results:

1 Year	2 Years	3 Years	Abstain
11,473,175	69,218	831,695	68,300

Item 6 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
14,904,074	9,759	31,960	0

Item 8.01. Other Events.

On July 16, 2013, the Company issued a press release announcing the results of the Company’s Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation

3.2	Amendments to Amended and Restated Bylaws

99.1	Press Release, issued July 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2013

PFSweb, Inc.

By:	/s/ Thomas J. Madden
Name:	Thomas J. Madden
Title:	Executive Vice President and Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amendment to Amended and Restated Certificate of Incorporation

3.2	Amendments to Amended and Restated Bylaws

99.1	Press Release, issued July 16, 2013.